SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 --------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO CERTAIN 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         HARBOR FLORIDA BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                                65-0813766
----------------------------------------   -------------------------------------
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

 100 S. Second Street, Fort Pierce, FL                     34954
----------------------------------------   -------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


If this form relates to the registra- If this form relates to the registra-tion of a class of securities pursuant tion of a class of securities pursuant to Section 12(b) of the Exchange Act to Section 12(g) of the Exchange Act and is effective pursuant to General and is effective pursuant to General Instruction A.(c), please check the Instruction A.(d), please check the
following box. [ ]                        following box. [X]

Securities  Act  Registration  Statement file number to which this form relates:
333-37275
---------

Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of Each Exchange on
Title of Each Class to be so Registered     Which Each Class is to be Registered
---------------------------------------     ------------------------------------

                  None
----------------------------------------    ------------------------------------


----------------------------------------    ------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.10 per share
--------------------------------------------------------------------------------
                                (Title of Class)


--------------------------------------------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered.

Incorporated  by  reference to the portion of the  Prospectus  under the heading
"Description of Capital Stock of Bancshares," filed on February 3, 1998, pursuant to Rule 424 of the Securities Act of 1933, as amended.

Item 2.  Exhibits.

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number                                 Description
--------------                                 -----------
         1. Pre-Effective Amendment No. 3 to the Registration Statement on Form S-1 (Registration Number 333-37275) dated January 26, 1998 is hereby incorporated by reference.

         2. Certificate of Incorporation of Harbor Florida Bancshares, Inc., filed as Exhibit 3.3 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-1 (Registration Number 333-37275) dated November 10, 1997 is hereby incorporated by reference.

         3.                Bylaws of Harbor Florida  Bancshares,  Inc., filed as
                           Exhibit 3.4 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-1 (Registration Number 333-37275) dated November 10, 1997 is hereby incorporated by reference.

         4. Specimen Stock Certificate of Harbor Florida Bancshares, Inc., filed as Exhibit 4 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-1 (Registration Number 333-37275) dated November 10, 1997 is hereby incorporated by reference.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    HARBOR FLORIDA BANCSHARES, INC.


                                    By:  /s/
                                         --------------------------
                                         Don W. Bebber
                                         Senior Vice President & CFO


Dated:  March 9, 1998